Exhibit 10.58
                       ASSIGNMENT AND SECURITY AGREEMENT

         THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is entered into effective the 25 th day of March, 1999, by and between American Physicians Service Group, Inc., a Texas corporation (the "Secured Party") and Consolidated Eco-Systems, Inc., an Idaho corporation formerly known as Exsorbet Industries, Inc. (the "Debtor").

                                    RECITALS:

         A. Debtor executed and delivered that certain Promissory Note dated November 6, 1997 (as amended, supplemented, or modified, and including any replacement thereof or substitution therefore, the "Note") in the original principal amount of Three Million Seven Hundred Eighty-Eight Thousand Five Hundred Eighty Dollars ($3,788,580) payable to the order of Secured Party.

         B. The Note was issued pursuant to a Master Refinancing Agreement (the "Loan Agreement"), between Debtor, its subsidiaries and Secured Party. The obligations of Debtor under the Note and the Loan Agreement are guaranteed by certain guaranty agreements executed by the subsidiaries of Debtor, and are secured pursuant to the terms of certain security agreements, pledges and other agreements and instruments entered into by Debtor and certain subsidiaries of Debtor. The Loan Agreement and all such guarantees, security agreements, pledges and other agreements and instruments are collectively referred to herein as the "Original Security Documents."

         C. Debtor will, concurrently with its execution of this Agreement, execute and deliver that certain Restructuring Agreement (the "Second Loan Agreement"), of even date herewith, by and between Debtor, all of Debtor's wholly or partially owned subsidiaries, and Secured Party, along with other guarantees, security agreements, pledges, documents, agreements, contracts, instruments and certificates contemplated therein or executed and delivered in connection therewith (collectively, including the Second Loan Agreement and this Agreement, the "New Security Documents").

         D. Debtor has received, and will continue to receive, valuable consideration as a result of the transactions evidenced by, or related to, the Note, the Original Security Documents, the New Security Documents and this Agreement.

         E. Debtor has agreed to pledge the Collateral (as defined below) to secure certain obligations and liabilities, including without limitation (i) Debtor's obligations under the Note, (ii) Debtor's and Debtor's subsidiaries' performance of the covenants and agreements set forth in the Original Security Documents, (iii) Debtor's and Debtor's subsidiaries' performance of the covenants and agreements set forth in the New Security Documents, and (iv) Debtor's performance of the covenants more fully set forth herein.

         F. Reference is hereby made to Schedule I, attached hereto and incorporated herein by reference, for certain defined terms used in this Agreement.

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

                                   AGREEMENT:

         Now, Therefore, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I
                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a continuing first priority security interest in and lien (the "Security Interest") upon, the following described collateral, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"):

                  (a) Shares of SpilTech. All issued and outstanding shares of capital stock (of all classes) of Exsorbet Technical Services, Inc. ("SpilTech"), an Arkansas corporation doing business as SpilTech Services, Inc. and a subsidiary of Debtor, including without limitation those shares evidenced by the certificates described in Schedule II attached hereto and incorporated herein, and any replacements, substitutions, or exchanges of such certificates; and any additional shares of common stock of SpilTech subsequently delivered or issued to Debtor (the above described stock is sometimes collectively referred to as the "SpilTech Shares"); and any options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual


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

rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the SpilTech Shares;

                  (b) Shares of Industrial. All issued and outstanding shares of capital stock (of all classes) of KR Industrial Service of Alabama, Inc. ("Industrial"), an Alabama corporation and a subsidiary of Debtor, including without limitation those shares evidenced by the certificates described in
Schedule II attached hereto and incorporated herein, and any replacements, substitutions, or exchanges of such certificates; and any additional shares of common stock of Industrial subsequently delivered or issued to Debtor (the above described stock is sometimes collectively referred to as the "Industrial Shares"); and any options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Industrial Shares;

                  (c) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) or (b) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) or (b) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) or (b) above;

                  (d) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive

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

or shall  receive  in  connection  with any other
Collateral: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off;
(ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property;
(iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (e) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), (c) or (d) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All covenants, obligations, and liabilities of Debtor and Debtor's subsidiaries to Secured Party under the Original Security Documents and the New Security Documents;

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

                  (b) All principal, interest, fees and other amounts payable to the Secured Party pursuant to the Note, including all future advances, extensions, renewals, modifications, increases, or substitutions thereof whether or not provided for in the New Security Documents;

                  (c) All liabilities and obligations of Debtor to Secured Party under and pursuant to this Agreement and/or any other contract or agreement between Secured Party and Debtor or between Secured Party and any subsidiary or affiliate of Debtor; and

                  (d) (i) all indebtedness, obligations and liabilities of Debtor and/or Debtor's subsidiaries and affiliates to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Note, the Original Security Documents, the New Security Documents, this Agreement, or any other document, agreement, or instrument executed in connection therewith, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or Debtor's subsidiaries and affiliates to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and
(ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.


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

                  (e) All sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement (i) to collect and/or enforce the Obligations, (ii) to maintain, protect and preserve the Collateral, and (iii) all other sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect to the Obligations.

         1.3  Voting  Rights.  As long as no Event of  Default  (as  defined  in
Section 7.1 hereof) shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Debtor; provided, however, that Debtor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.


                                   ARTICLE II
       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

         Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any


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

part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. Neither the SpilTech Shares nor the Industrial Shares are subject to any right of redemption by SpilTech, Industrial or Debtor, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal or any provision of the respective articles of incorporation or bylaws of either SpilTech or Industrial, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Location. Debtor's principal place of business and chief executive office are located at 3201 West 65th Street, Little Rock, Arkansas, 72209. The office where the records concerning the Collateral are kept is located at Debtor's principal place of business.

         2.5 Solvency of Debtor and the Subsidiaries. As of the date hereof, and after giving effect to the Note, the Original Security Documents, the New Security Documents and this Agreement, and the completion of all other transactions contemplated by Debtor and the

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

subsidiaries  at the time of the
execution of the New Security Documents and this Agreement, (i) Debtor and each subsidiary is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), and (iii) Debtor has and will have sufficient capital to carry on Debtor's businesses and all businesses in which Debtor is about to engage.

         2.6 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral. Debtor owns all of the issued and outstanding stock, of all classes, of both SpilTech and Industrial, and there are no outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any person or entity, including Debtor, to obtain (through conversion or otherwise) any capital stock, of any class, of either SpilTech or Industrial. All issued and outstanding shares of common stock of both SpilTech and Industrial are evidenced by the certificates described in Schedule II attached hereto.

         2.7 Ownership of the SpilTech Shares and the Industrial Shares. Debtor is, as of the date hereof, the legal and beneficial owner of both the SpilTech Shares and the Industrial Shares, and Debtor has paid the full purchase price or other consideration for the SpilTech Shares and the Industrial Shares on the date hereof.

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

         2.8 SpilTech Share and Industrial Shares Issued and Paid. All of the SpilTech Shares and the Industrial Shares are validly issued and outstanding shares of capital stock of SpilTech and Industrial, respectively, and are fully paid and nonassessable.

                                   ARTICLE III
                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Good Standing - Debtor. Debtor is a duly formed Idaho corporation, duly organized and in good standing under the laws of Idaho, qualified to do business in and in good standing in each state or country in which such qualification is necessary for the conduct of its business, and has the power to own its property and to carry on its business in each jurisdiction in which Debtor operates.

         3.2 Good Standing - Subsidiaries. Each subsidiary of Debtor is a duly formed corporation under the laws of the state of its incorporation, duly organized and in good standing under the laws of the state of its incorporation, qualified to do business in and in good standing in each state or country in which such qualification is necessary for the conduct of its business, and has the power to own its property and to carry on its business in each jurisdiction in which it operates.

         3.3 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor and Debtor's subsidiaries, where applicable, have full power and authority to enter into and perform their obligations under the Note, the Original Security Documents, the New Security Documents, this


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

Agreement, and any other documents, agreements, or instruments executed in connection therewith, all of which have been duly authorized by all proper and necessary corporate action. No further consent or approval is required as a condition to the validity of the Note, the Original Security Documents, the New Security Documents, this Agreement, or any other documents, agreements, or instruments executed in connection therewith. Debtor and each subsidiary is in compliance with all Laws to which it is subject.

         3.4 Binding Agreement. The Note, the Original Security Documents, the New Security Documents, this Agreement, and any other documents, agreements, or instruments executed in connection therewith, constitute valid and legally binding obligations of Debtor and, where applicable, the subsidiaries, in accordance with their terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally.

         3.5 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition or operations of Debtor or any subsidiary or upon Debtor's or any subsidiary's ability to perform its obligations under the Note, the Original Security Documents, the New Security Documents, this Agreement, or any other documents, agreements, or instruments executed in connection therewith.

         3.6 No Conflicting Agreements. There are no charter, bylaw or stock provisions of Debtor and no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of the Note, the Original Security Documents, the New Security Documents, this Agreement, and any other documents, agreements, or instruments


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

executed in connection therewith. There are no charter, bylaw or stock provisions of any subsidiary and no provisions of any existing agreement, mortgage, indenture or contract binding on any subsidiary or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of any of such documents, agreements, or instruments to which such subsidiary is a party.

         3.7 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances. Debtor will at all times maintain its tangible property, real and personal, in good order and repair taking into consideration reasonable wear and tear.

         3.8 Taxes. Debtor and each subsidiary has filed all tax returns required to be filed and has paid taxes shown thereon to be due, including interest and penalties, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals, and reserves on the books of Debtor or the subsidiary in respect of any taxes or other governmental charges are, in the opinion of Debtor and such subsidiary, adequate.

         3.9 Financial Statements. The books and records of Debtor properly reflect Debtor's financial condition, and the financial statements of Debtor submitted to Secured Party properly reflect Debtor's financial condition as of such date and were prepared in accordance with generally accepted accounting principles, consistently applied.

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

         3.10 ERISA Plan. No "Reportable Event" or "Prohibited Transaction" (as those terms are defined by ERISA) has occurred with respect to any employee benefit plan of Debtor or any subsidiary which is subject to ERISA. Neither Debtor nor any subsidiary has incurred any material accumulated unfunded deficiency within the meaning of ERISA, and neither Debtor nor any subsidiary has incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA) in connection with any such benefit plan.

                                   ARTICLE IV
                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

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

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Debtor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank.

         4.3 Additional Property. All Additional Property received by Debtor shall be received in trust for the benefit of Secured Party. All Additional
Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by


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

Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.


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

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

         4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Change of Name. Debtor shall not change its name, or allow any subsidiary to change its name (or any assumed name or other name under which Debtor or any subsidiary does business), unless at least thirty (30) days prior to the effective date of any such name change, Debtor gives Secured Party written notice of such intended name change and the new name. Debtor shall execute, and cause each applicable subsidiary to execute, all such documents and agreements (including without limitation security agreements, financing statements, and amendments to financing statements) as Secured Party may reasonably request in connection with any such name change.

         4.9 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of, and will prohibit, the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon


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

the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

         4.10 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding such capital stock unless all other shares of such capital stock which constitute Collateral hereunder are included in such act or transaction and effected thereby in all respects the same as any other shares, or class of shares, of such capital stock.

                                    ARTICLE V
                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees as follows:

         5.1 Financial Statements. Debtor and each subsidiary shall maintain a system of accounting reasonably satisfactory to Secured Party and in accordance with generally accepted accounting principles consistently applied, and will permit Secured Party's officers or authorized representatives to visit and inspect Debtor's and subsidiary's books of account and other records at such reasonable times and as often as Secured Party may desire during office hours and after reasonable notice to Debtor and the applicable subsidiary. Unless written notice of another location is given to Secured Party, Debtor's books and records will be located at Debtor's address set forth above. Debtor and each subsidiary further agree that Debtor and the subsidiaries will promptly provide Secured Party with such additional information, reports or statements respecting their business operations and financial condition as Secured Party may reasonably request from time to time. Debtor shall deliver to Lender, within three (3) days after filing same, all annual, periodic, and other filings made by Debtor with the Securities and Exchange Commission.

         5.2 Insurance. Debtor and each subsidiary shall maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include a policy of fire and extended coverage insurance covering all assets, and liability insurance, all to be with such companies and in such amounts satisfactory to Secured Party and to contain a mortgage clause naming Secured Party as its interest may appear.
Evidence of such insurance will be supplied to Secured Party.

         5.3 Existence and Compliance. Debtor and each subsidiary shall maintain its corporate existence in good standing and comply with all Laws applicable to it or to any of its property, business operations and transactions. Debtor and each subsidiary shall qualify as a foreign corporation in all jurisdictions wherein any property now or hereafter owned or any business now or hereafter transacted by Debtor or such subsidiary makes such qualifications necessary.

         5.4 Adverse Conditions or Events. Debtor and the subsidiaries shall promptly advise Secured Party in writing of any litigation filed against Debtor or any subsidiary and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's or any subsidiary's financial condition or on Debtor's ability to perform the Obligations or any subsidiary's ability to perform under its guaranty agreement executed in favor of Secured Party with respect to the Obligations, including without limitation any Environmental Condition that might have such a material adverse effect the financial condition of Debtor or any subsidiary, any Reportable Event, or any event that could be the basis for institution of proceedings by the Pension Benefit Guaranty Corporation to terminate a plan subject to ERISA.

         5.5 Taxes. Debtor and each subsidiary shall pay all taxes as they become due and payable.

         5.6 Maintenance. Debtor and each subsidiary shall maintain all of its tangible property in good condition and repair, reasonable wear and tear excepted, and make all necessary replacements thereof, and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of their respective business.

         5.7 Environmental. Debtor and each subsidiary shall promptly give Secured Party written notice of any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving any property owned or leased by Debtor or any subsidiary and any Hazardous Substance or Environmental Law of which Debtor or any subsidiary has knowledge. If Debtor or any subsidiary learns, or is notified by any governmental or regulatory authority, that any removal or other remediation of any Hazardous Substance affecting any property owned by Debtor or any subsidiary is necessary, Debtor or such subsidiary shall promptly take all necessary remedial actions in accordance with Environmental Law.

         5.8 Additional Subsidiaries. Debtor and Secured Party contemplate that, from time to time, additional subsidiaries, either directly or indirectly owned, in whole or in part, by Debtor, may be formed. Upon such formation, each such new subsidiary shall sign a Guaranty Agreement in the form substantially the same as those executed in connection with the Original Security Documents, and shall execute and be bound by the Loan Agreement and the Second Loan Agreement. Each such new subsidiary shall be deemed a "subsidiary" as used in this Agreement and shall be subject to the terms, conditions, and covenants of this Agreement. Notwithstanding the foregoing, Debtor covenants and agrees not to create any new subsidiary by transfer of, or otherwise convey or transfer to any subsidiary, any assets, rights or properties belonging to any of its other subsidiaries. For purposes of this Agreement, the term "subsidiary" means any corporation, limited liability company, partnership or other entity that, directly or indirectly, is owned or controlled by Debtor; it being agreed that, without limitation, Debtor shall conclusively be deemed to have control for purposes of this definition if it, directly or indirectly, owns or has the right to vote twenty percent (20%) or more of the voting ownership interests, however designated, of any corporation, limited liability company, partnership or other entity.

         5.9 Dividend Rights. Secured Party shall have the sole right to receive, hold and apply as Collateral any dividends or other distributions with respect to the Collateral, or any part thereof, in cash or in kind. All dividend and other distributions which are received by Debtor contrary to the provisions the preceding sentence shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral, or, in Secured Party's sole discretion, to be applied against payment of any Obligation.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor and each of its subsidiaries will not, without the prior written consent of Secured Party:

         6.1 Transfer of Assets. Enter into any merger or consolidation, or sell, lease, assign, or otherwise dispose of or transfer any assets having a book value or fair market value of greater than One Thousand Dollars ($1,000) except in the normal course of its business.

         6.2 Change in Ownership or Structure. Dissolve or liquidate; become a party to any merger or consolidation; reorganize; acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any corporation or other entity; or sell, transfer, lease, or otherwise dispose of all or any substantial part of its property or assets or business.

         6.3 Liens. Knowingly grant, suffer, or permit liens on or security interests in Debtor's or such subsidiary's assets, or fail to promptly pay all lawful claims, whether for labor, materials, or otherwise, except for purchase money security interests arising in the ordinary course of business.

         6.4 Loans. Make any loans, advances or investments to or in any joint venture, corporation or other entity, except for the purchase of U.S. Government obligations or the purchase of Federally-insured certificates of deposit.

         6.5 Borrowings. Create, incur, assume, or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor of the debt of another, or otherwise) other than to Secured Party without Secured Party's prior written consent, except unsecured trade debts incurred in the ordinary course of business.

         6.6 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

         6.7 Environmental. Cause or permit the presence, use, disposal, storage, or release of any Hazardous Materials on or in any property owned by, leased by, or managed or operated by Debtor or any subsidiary. Debtor and each subsidiary shall not do, nor allow anyone else to do, any act that is in violation of any Environmental Law.

         6.8 Dividends. Declare any dividends on any shares of any class of its capital stock, or apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock or in any way amend its capital structure.

         6.9 Character of Business. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently and normally conducted.


                                   ARTICLE VII
                              DEFAULT AND REMEDIES

         7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor or any subsidiary to pay any Obligation within fifteen (15) calendar days after such payment is due, including, without limitation, principal and/or interest payments on the Note;

                  (b) Any breach by Debtor or any subsidiary of any covenant, term or condition in this Agreement or the Second Loan Agreement, or any other failure to perform any of their obligations under this Agreement, the Second Loan Agreement or any of the Original Security Documents or the New Security Documents;

                  (c) Any representation or warranty made in this Agreement, the Second Loan Agreement or any of the Original Security Documents or New Security Documents shall be false or misleading, as determined in the reasonable discretion of Secured Party;

                  (d) The occurrence of an Event of Default under any of the Original Security Documents or any of the New Security Documents;

                  (e) If Debtor or any other party obligated to pay any portion of the Obligations: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due and Secured Party, in good faith, determines that such event or condition could lead to a material impairment of the Collateral, or any part thereof, or of any other payment security for any of the Obligations; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or any substantial portion of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (e0) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of ten (10) days any attachment, sequestration or similar writ levied upon, any claim against or affecting, any property of such party; or (vi) fails to pay within ninety (90) days any final money judgment against such party; or

                  (f) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

      7.2  Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or any of the Original Security Documents or New Security Documents; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor and all other persons obligated under, or for the performance of, the Note, the Original Security Documents, the New Security Documents, this Agreement, and any other documents, agreements, or instruments executed in connection therewith, for the deficiency, together with interest thereon at the maximum non-usurious rate per annum.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other agreement shall affect or impair the unconditional and absolute right of the Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Note or other governing document, agreement, or instrument.

         7.5 Voting Rights. Upon the occurrence of an Event of Default, Debtor will not exercise any voting rights with respect to securities pledged as Collateral. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Debtor's securities pledged as Collateral upon the occurrence of an Event of Default.

                                  ARTICLE VIII
                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral; or (f) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Note, or any other instruments secured hereby, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Note, or the Collateral shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the rate otherwise chargeable on the Note, but not to exceed the maximum rate of interest permitted by applicable law, from the date of such payment until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

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

                  Secured Party:     1301 Capital of Texas Hwy., Suite C-300
                                     Austin, Travis County, Texas 78746
                                     Attn: Mr. Duane K. Boyd, Jr.

                  with copy to:      Timothy L. LaFrey, Esq.
                                     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                     1900 Frost Bank Plaza
                                     816 Congress Avenue
                                     Austin, Texas 78701

                  Debtor:            3201 West 65th Street
                                     Little Rock, Arkansas 72209

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

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

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

         9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         9.10 ENTIRE AGREEMENT. THE NOTE, THE ORIGINAL SECURITY DOCUMENTS, THE NEW SECURITY DOCUMENTS, THIS AGREEMENT, AND ANY OTHER DOCUMENTS, AGREEMENTS OR INSTRUMENTS EXECUTED IN CONNECTION THEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 25 th day of March, 1999.

DEBTOR:                                Consolidated Eco-Systems, Inc.



                                       By:   /s/ Larry Woodcock

                                       Name:     Larry Woodcock

                                       Title:    President


SECURED PARTY:                         American Physicians Service Group, Inc.



                                       By:   /s/ Duane K. Boyd, Jr.

                                       Name:     Duane K. Boyd, Jr.

                                       Title:    VP

                                   Schedule I

                      To Assignment and Security Agreement


         "Environmental Laws" means all Laws that relate to health, safety or environmental protection, including without limitation the (i) Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984; (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986; (iii) the Toxic Substances Control Act; (iv) the Americans with Disabilities Act of 1990, and (iv) the Clean Air Act; all as amended from time to time and including all regulations promulgated pursuant to any one or more of them.

         "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, together with all rules and regulations issued pursuant thereto and all rulings or interpretations adopted by any Governmental Entity thereunder.

         "Governmental Entity" means any government (or any political subdivision or jurisdiction thereof), court, bureau, agency, or other governmental authority having jurisdiction over Debtor, any subsidiary, or any of its or their respective businesses, operations, assets, or properties.

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

         "Hazardous Material" means those substances defined as toxic or hazardous substances by or under any Environmental Laws.

         "Laws" shall mean all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any Governmental Entity.

                                   Schedule II


         1. Certificate No. 2, dated March 22, 1999, for 1,000 shares of Exsorbet Technical Services, Inc. common stock, issued to Consolidated Eco-Systems, Inc.

         2. Certificate, dated March 17, 1999, for 1,000 shares of KR Industrial Services of Alabama, Inc. common stock, issued to Consolidated Eco-Systems, Inc.


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